                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-05539

               SCUDDER INTERMEDIATE GOVERNMENT & AGENCY TRUST
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Intermediate Government & Agency Trust

Annual Report to Shareholders

December 31, 2004

This fund was formerly known as Scudder Intermediate Government Trust.
Scudder Intermediate Government & Agency Trust

Investment Objective and Policies

seeks high current income consistent with the preservation of capital the fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in US government securities the fund may also invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in foreign government securities the fund normally maintains a dollar-weighted average portfolio maturity of between three years and 10 years

Investment Characteristics

US government securities include mortgage-backed securities and other US government securities including US Treasuries, and other securities issued by the US government, its agencies, or instrumentalities foreign government securities include debt securities issued or guaranteed as to payment of principal and interest by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities the government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities.

Contents

Click Here Performance Summary

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Dividend Reinvestment Plan

Click Here Trustees and Officers

Click Here Additional Information

Investments in funds involve risk. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2004

Performance is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the Fund's most recent performance.

Average Annual Total Returns as of 12/31/04
	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	4.30%	5.92%	7.25%	7.10%
Based on Market Value(a)	2.73%	4.00%	7.24%	7.03%
Lehman US Government Intermediate Index(b)	2.33%	4.70%	6.57%	6.75%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Market Price
	As of 12/31/04	As of 12/31/03
Net Asset Value	$7.40	$7.42
Market Price	$6.67	$6.79
Distribution Information
Twelve Months: Income Dividends as of 12/31/04	$ .302
December Income Dividend	$ .027
Current Annualized Distribution Rate (based on Net Asset Value) as of 12/31/04+	4.38%
Current Annualized Distribution Rate (based on Market Price) as of 12/31/04+	4.86%

(a) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b) Lehman US Government Intermediate Index is a total return index consisting of investment grade corporate debt issues as well as US Government securities. The debt issues all maintain maturities within a range of one to ten years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on December 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Market price, distribution rates, net asset value and returns are historical and will fluctuate and do not guarantee future results. Additional information concerning performance is contained in the Financial Highlights appearing later in this report.

Portfolio Management Review

Scudder Intermediate Government & Agency Trust:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Intermediate Government & Agency Trust. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of DeIM, serves as subadvisor to the fund. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by DeIM from time-to-time for management.

Portfolio Management Team

Jan C. Faller, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999 and the fund team in 2003.

Over 14 years of investment industry experience.

PanAgora Asset Management, bond and currency investment manager from 1995 to 1999.

MBA, Amos Tuck School, Dartmouth College.

Sean McCaffrey, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund team in 2002.

Prior to that, Fixed Income Analyst, Fidelity Investments, from 1991-1996.

Head of Fixed Income Enhanced Strategies and Mutual Funds Group, Portfolio Manager for structured and quantitatively-based active investment grade and enhanced fixed-income strategies underlying retail mutual fund and institutional mandates.

MBA, Yale University.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 and the fund team in 2002.

Previously worked at Norwest Bank Minnesota, N.A. (now Wells Fargo Bank) as a portfolio manager (1983-88, 1993-98) and foreign exchange currency and option trader (1988-1995).

BIS, University of Minnesota.

In the following interview, Lead Portfolio Manager Jan C. Faller discusses market conditions and investment strategy during Scudder Intermediate Government & Agency Trust's most recent fiscal year ended December 31, 2004.

Q:  How did the fund perform over the 12-month period ended December 31, 2004?

A:  For its most recent fiscal year, the fund returned 4.30% based on net asset value. The fund's total return based on its market price was 2.73%. Its benchmark, the Lehman US Government Intermediate Index, returned 2.33%.1 (Past performance is no guarantee of future results.)

1 The Lehman US Government Intermediate Index is a total-return index consisting of investment-grade corporate debt issues as well as US government securities. The debt issues all maintain maturities within a range of one to 10 years. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q:  How is Scudder Intermediate Government & Agency Trust managed?

A:  The fund seeks to add value by pursuing a combination of strategies. Predominantly, the management team focuses on sector rotation and security selection. Sector rotation involves determining which sectors offer the most attractive income and total-return opportunities while taking into consideration potential volatility of each sector. Security selection entails identifying and holding the securities that offer the best value within each sector. The impact of duration and yield curve exposure is secondary to the fund's performance.2 At the close of the period, approximately 20% of the fund's portfolio was invested in Treasuries, 5% in US government-backed issues, 53% in other US government agencies not backed by the full faith and credit of the US government and 17% in foreign government bonds, with the remainder in cash equivalents.

2 Duration means the interest rate sensitivity of a fixed-income security expressed in years. Duration indicates how much a bond's price can be expected to fall if interest rates rise by a certain percentage or vice versa.

Q:  How would you describe the investment environment for US fixed-income and emerging-markets bonds during the past 12 months?

A:  The past 12 months provided a healthy environment for fixed-income securities. This occurred even as the Federal Reserve (the Fed) declared in early April that it would change its extremely accommodative stance, hinting that it would soon begin to raise short-term interest rates. At first, the fixed-income markets overreacted to the Fed's announcement, and bond prices declined sharply as yields spiked. But investors gradually regrouped, realizing that growth was not sufficiently strong to cause the Fed to move as aggressively as it had in 1994 to ward off a resurgence in inflation (when the Fed raised short-term interest rates 75 basis points at one of its meetings). In turn, interest rate spreads compared with Treasuries gradually tightened, and bond prices rose.3 Thus, the past 12 months represented a positive environment for so-called spread sectors because there was just enough economic recovery present to keep the "carry trade" (where investors borrow short-term and invest longer-term in fixed-income instruments to capture higher yields) profitable for investors.

3 Spread sectors refer to non-government securities such as corporate securities and mortgage securities. The yield spread is the difference in yield between non-Treasury fixed-income securities, such as corporate bonds or asset-backed securities, and Treasury bonds of comparable maturity. If yield spreads are narrow it typically means that yields have been declining, or tightening, and prices rising, compared with Treasury bonds of similar maturity. If yield spreads are wide, it usually means that yields have been rising, and prices falling, in relation to the equivalent Treasury issue.

In terms of emerging markets, in the early part of the period, all eyes were fixed on Brazil to see whether President Lula could succeed at his "tightrope walk" of reigning in inflation without suffocating economic growth. The news was as good as could have been hoped for — so far, the Lula administration's monetary and fiscal policies have worked well. Brazil's performance sets the tone for the emerging markets, and its success had sown additional confidence among emerging-markets investors. In addition, sharp increases in crude oil prices have boosted the balance sheets of several emerging-markets countries, most notably Russia. Our strong positioning in emerging markets was reinforced by the fact that the political unrest in the Ukraine at the end of the year had no significant impact on emerging-markets prices in other parts of the world. The unfavorable news for the emerging markets during the period came from the Kirchner administration in Argentina. President Kirchner has been far less sensitive to market interests than his counterpart in Brazil. Kirchner initially offered unattractive terms for the restructuring of Argentina's defaulted debt, and while his stance has since softened moderately, we continue to await the results of ongoing debt negotiations. The fund has a small position in Argentinean debt, which we acquired after the country declared bankruptcy. This position has performed well for the fund thus far.

Q:  How did the fund's other sectors perform?

A:  The fund continues to have exposure to seasoned mortgage pools, wherein a spike in prepayments has already been experienced, and mortgage holders tend to be less sensitive to future interest rate movements. The fund holds those mortgages because we feel they offer an attractive yield advantage, unique prepayment characteristics and more stable duration. There is also exposure to structured mortgages within the portfolio, with similarly stable duration, and carrying attractive yields. Our overall mortgage allocation, though reduced from 2003, continued to provide attractive yields for the fund during the period.

Within agencies, the fund holds a large percentage of assets in subordinated debt and senior debt. The goal here is to take advantage of the yield premium associated with agency securities versus Treasuries. We are comfortable with the fund's large agency position despite investor concerns over coming regulatory reforms and other headline issues that might arise within agencies. Though the sector could experience some short-term volatility during the coming months, we are comfortable with the yield advantage that agencies offer. This sector performed well for the fund over the 12-month period, and we believe that agencies continue to represent an attractive opportunity to increase income for the portfolio.

In terms of the fund's Treasury allocation, our goal in holding Treasuries is threefold: First, we seek to add value by owning some callable Treasury issues, which provide moderate yield enhancement. Second, Treasuries are very liquid — if we want to put money to work elsewhere, we can sell Treasury securities quickly. Third, owning Treasuries makes it easier for us to manage the fund's duration. On an ongoing basis, we monitor the fund's various positions along the yield curve and utilize Treasuries to ensure that the fund's interest rate exposure is aligned strategically.

Going forward, we will carefully monitor the statements and actions of the Fed as well as those of other major central banks. We believe that Scudder Intermediate Government & Agency Trust remains an attractive vehicle for investors primarily seeking investments in US government securities and also seeking exposure to foreign government securities.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2004

Asset Allocation (Excluding Securities Lending Collateral)	12/31/04	12/31/03

US Government Backed — Treasury Obligations	20%	12%
Agencies Backed by the Full Faith and Credit of the US Government	5%	8%
Agencies Not Backed by the Full Faith and Credit of the US Government	53%	55%
Foreign Government Bonds	17%	17%
Cash Equivalents	5%	8%
	100%	100%
Interest Rate Sensitivity	12/31/04	12/31/03

Average Maturity	5.1 years	5.8 years
Duration	3.5 years	4.0 years

Asset allocation and interest rate sensitivity are subject to change.

For information about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2004

	Principal Amount ($) (c)	Value ($)

US Government Backed 19.8%
US Treasury Bond:
7.5%, 11/15/2016	1,170,000	1,495,178
12.0%, 8/15/2013	7,500,000	9,666,210
US Treasury Note:
2.25%, 2/15/2007 (d)	10,000,000	9,830,470
2.375%, 8/15/2006 (d)	8,645,000	8,562,942
3.0%, 11/15/2007 (d)	8,750,000	8,695,995
3.375%, 11/15/2008	3,050,000	3,041,780
5.625%, 5/15/2008 (d)	8,000,000	8,580,624
Total US Government Backed (Cost $51,985,293)		49,873,199

Agencies Backed by the Full Faith and Credit of the US Government 4.8%
Government National Mortgage Association:
5.0%, 2/15/2018	1,088,169	1,116,607
5.5% with various maturities from 2/15/2029 until 3/15/2033	3,435,705	3,514,002
6.0% with various maturities from 12/15/2013 until 5/20/2033	5,209,044	5,404,298
6.5% with various maturities from 4/15/2014 until 11/20/2032	1,231,494	1,297,887
7.0% with various maturities from 12/15/2023 until 4/15/2029	33,551	35,693
7.5% with various maturities from 5/15/2026 until 4/15/2029	255,461	275,136
8.0% with various maturities from 9/15/2029 until 12/15/2029	325,502	353,471
8.5%, 10/15/2030	4,949	5,402
9.0% with various maturities from 6/15/2018 until 8/15/2022	45,007	50,545
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $11,991,036)		12,053,041

Agencies Not Backed by the Full Faith and Credit of the US Government 52.8%
US Government Sponsored Agencies 39.3%
Federal Farm Credit Bank, 2.125%, 7/17/2006	10,050,000	9,896,657
Federal Home Loan Mortgage Corp., 5.75%, 4/15/2008	20,000,000	21,356,980
Federal National Mortgage Association:
2.0%, 1/15/2006	7,210,000	7,135,860
3.125%, 12/15/2007	6,720,000	6,653,821
3.25% with various maturities from 1/15/2008 until 2/15/2009 (d)	25,000,000	24,772,551
4.0%, 9/2/2008	5,000,000	5,026,095
5.5%, 5/2/2006	4,750,000	4,890,895
6.0%, 5/15/2011	4,300,000	4,730,847
7.25%, 1/15/2010	3,460,000	3,976,581
Tennessee Valley Authority, 4.75%, 8/1/2013	10,200,000	10,432,570
		98,872,857
US Government Agency Sponsored Pass-Throughs 4.1%
Federal Home Loan Mortgage Corp.:
5.5% with various maturities from 3/1/2033 until 4/1/2033	4,319,604	4,393,127
6.5%, 9/1/2032	511,486	537,082
7.0% with various maturities from 10/1/2030 until 3/1/2032	14,145	14,992
8.5%, 7/1/2030	3,752	4,083
10.25%, 3/1/2016	220,106	238,312
Federal National Mortgage Association:
5.0% with various maturities from 4/1/2018 until 5/1/2018	2,834,481	2,882,658
6.0% with various maturities from 5/1/2016 until 8/1/2017	1,528,864	1,603,021
6.5% with various maturities from 6/1/2016 until 4/1/2017	508,645	539,487
8.5% with various maturities from 6/1/2030 until 9/1/2030	11,949	13,013
		10,225,775
Collateralized Mortgage Obligations 9.4%
Fannie Mae Grantor Trust:
"B", Series 2003-T3, 5.763%, 12/25/2011	10,000,000	10,856,692
"A2", Series 2001-T12, 7.5%, 8/25/2041	3,483,416	3,738,360
Federal National Mortgage Association, "3A", Series 2004-W8, 7.5%, 6/25/2044	8,370,987	8,995,572
		23,590,624
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $132,094,193)		132,689,256

Foreign Government Bonds 17.4%
Foreign Bonds — US$ Denominated 14.7%
Energy 0.1%
Petroleos Mexicanos SA, 9.5%, 9/15/2027	160,000	200,800
Financials 0.3%
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	750,000	703,125
Sovereign Bonds 14.3%
Aries Vermogensverwaltung GmbH, Series C, 9.6%, 10/25/2014 (d)	1,250,000	1,533,750
Dominican Republic:
9.04%, 1/23/2013	750,000	628,125
9.5%, 9/27/2006	100,000	94,000
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus ..8125%, 3.063%**, 4/15/2024	600,000	552,000
Floating Rate Note Debt Conversion Bond, LIBOR Plus ..875%, 3.125%**, 4/15/2012	220,590	210,112
11.0%, 8/17/2040	1,810,000	2,147,565
11.5%, 3/12/2008	80,000	93,880
14.5%, 10/15/2009	1,340,000	1,786,756
Government of Ukraine:
6.875%, 3/4/2011	450,000	461,340
7.65%, 6/11/2013 (d)	1,450,000	1,548,600
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125, 2.063%**, 3/4/2010	611,346	605,233
Republic of Argentina:
9.75%, 9/19/2027*	2,120,000	702,144
11.375%, 3/15/2010*	300,000	102,000
11.75%, 4/7/2009*	2,300,000	782,000
12.375%, 2/21/2012*	200,000	67,500
Republic of Bulgaria, 8.25%, 1/15/2015	2,250,000	2,829,150
Republic of Colombia:
10.75%, 1/15/2013	430,000	513,850
11.75%, 2/25/2020	410,000	526,850
Republic of Ecuador, Step-up Coupon 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030	1,830,000	1,578,375
Republic of Philippines, 9.375%, 1/18/2017	1,150,000	1,194,562
Republic of Turkey:
9.5%, 1/15/2014	450,000	531,000
10.5%, 1/13/2008	700,000	801,500
11.75%, 6/15/2010	1,500,000	1,882,500
11.875%, 1/15/2030	2,050,000	2,952,000
Republic of Venezuela:
3.09%**, 4/20/2011	400,000	364,000
7.0%, 12/1/2018	1,660,000	1,506,450
8.5%, 10/8/2014	500,000	530,000
9.25%, 9/15/2027	1,180,000	1,244,900
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	2,730,000	2,823,912
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008	650,000	604,240
United Mexican States:
Series A, 6.625%, 3/3/2015	430,000	461,820
Series A, 7.5%, 4/8/2033	1,000,000	1,080,000
8.125%, 12/30/2019	2,100,000	2,464,350
8.3%, 8/15/2031	440,000	515,680
Series A, 9.875%, 2/1/2010	270,000	331,830
		36,051,974
Foreign Bonds — Non US$ Denominated 2.7%
Sovereign Bonds
Aries Vermogensverwaltung GmbH, Series B, 7.75%, 10/25/2009 EUR	750,000	1,155,227
Federative Republic of Brazil, 11.0%, 2/4/2010 EUR	460,000	756,308
Mexican Fixed Rate Bonds, Series M-20, 8.0%, 12/7/2023 MXP	21,150,000	1,481,847
Republic of Argentina:
8.0%, 2/26/2008* EUR	300,000	120,294
10.0%, 1/7/2049* EUR	150,000	60,656
11.75%, 5/20/2011* EUR	255,646	109,875
11.75%, 11/13/2026* EUR	562,421	225,519
12.0%, 9/19/2016* EUR	214,743	86,107
Republic of Colombia, 11.75%, 3/1/2010 COP	1,270,000,000	553,375
Republic of Philippines, 9.125%, 2/22/2010 EUR	700,000	1,008,563
Republic of Romania, 5.75%, 7/2/2010 EUR	830,000	1,232,308
		6,790,079
Total Foreign Government Bonds (Cost $40,640,455)		43,745,978
	Shares	Value ($)

Securities Lending Collateral 13.0%
Daily Assets Fund Institutional, 2.25% (e) (f) (Cost $32,628,844)	32,628,844	32,628,844

Cash Equivalents 4.2%
Scudder Cash Management QP Trust, 2.24% (b) (Cost $10,583,104)	10,583,104	10,583,104
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $279,922,925) (a)	112.0	281,573,422
Other Asset and Liabilities, Net	(12.0)	(30,069,620)
Net Assets	100.0	251,503,802

* Non-income producing security. In the case of a bond, generally denote that the issuer had defaulted on the payment of principal or interest. Discounts are not accreted for securities purchased in default.

Security	Coupon%	Maturity Date	Principal Amount		Acquisition Cost	Value
Republic of Argentina:
	9.75	9/19/2027	USD	2,120,000	$ 642,900	$ 702,144
	11.375	3/15/2010	USD	300,000	95,250	102,000
	11.75	4/7/2009	USD	2,300,000	557,750	782,000
	12.375	2/21/2012	USD	200,000	62,750	67,500
	8.0	2/26/2008	EUR	300,000	95,704	120,294
	10.0	1/7/2049	EUR	150,000	46,426	60,656
	11.75	5/20/2011	EUR	255,646	81,264	109,875
	11.75	11/13/2026	EUR	562,421	141,563	225,519
	12.0	9/19/2016	EUR	214,743	62,120	86,107
					$ 1,785,727	$ 2,256,095

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

(a) The cost for federal income tax purposes was $282,419,411. At December 31, 2004, net unrealized depreciation for all securities based on tax cost was $845,989. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,577,274 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,423,263.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Principal amount stated in US dollars unless otherwise noted.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $31,924,608, which is 12.7% of net assets.

(e) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending.

Currency Abbreviations
COP	Colombian Peso
EUR	Euro
MXP	Mexican Peso
USD	United States Dollar

LIBOR: Represents the London Interbank Offered Rate

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Mortgage Association and Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $236,710,977) — including $31,924,608 of securities loaned	$ 238,361,474
Investment in Scudder Cash Management QP Trust (cost $10,583,104)	10,583,104
Investment in Daily Assets Fund Institutional (cost $32,628,844)*	32,628,844
Total investments in securities, at value (cost $279,922,925)	281,573,422
Cash	19,125
Foreign currency, at value (cost $76,549)	76,738
Interest receivable	3,141,447
Unrealized appreciation on forward foreign currency exchange contracts	166,503
Other assets	10,868
Total assets	284,988,103
Liabilities
Payable upon return of securities loaned	32,628,844
Unrealized depreciation on forward foreign currency exchange contracts	617,094
Net payable for closed forward foreign currency exchange contracts	25,977
Accrued management fee	124,647
Other accrued expenses and payables	87,739
Total liabilities	33,484,301
Net assets, at value	$ 251,503,802
Net Assets
Net assets consist of: Undistributed net investment income	588,708
Net unrealized appreciation (depreciation) on: Investments	1,650,497
Foreign currency related transactions	(431,804)
Accumulated net realized gain (loss)	(15,668,987)
Paid-in capital	265,365,388
Net assets, at value	$ 251,503,802
Net Asset Value
Net asset value per share ($251,503,802 ÷ 33,996,171 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.40

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2004
Investment Income
Income: Interest	9,964,599
Interest — Scudder Cash Management QP Trust	156,879
Securities lending income, including income from Daily Assets Fund Institutional	48,307
Total Income	10,169,785
Expenses: Management fee	1,875,058
Services to shareholders	50,604
Custodian fees	36,462
Auditing	34,136
Legal	35,932
Trustees' fees and expenses	25,266
Reports to shareholders	93,794
Stock exchange listing fees	26,873
Other	67,184
Total expenses, before expense reductions	2,245,309
Expense reductions	(3,208)
Total expenses, after expense reductions	2,242,101
Net investment income	7,927,684
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,044,674
Foreign currency related transactions	(405,546)
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
639,128
Net unrealized appreciation (depreciation) during the period on: Investments	1,030,272
Foreign currency related transactions	36,956
1,067,228
Net gain (loss) on investment transactions	1,706,356
Net increase (decrease) in net assets resulting from operations	$ 9,634,040

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income	$ 7,927,684	$ 7,805,746
Net realized gain (loss) on investment transactions	639,128	3,850,937
Net unrealized appreciation (depreciation) during the period on investment transactions	1,067,228	(3,976,771)
Net increase (decrease) in net assets resulting from operations	9,634,040	7,679,912
Distributions to shareholders from: Net investment income	(10,249,848)	(12,068,641)
Increase (decrease) in net assets	(615,808)	(4,388,729)
Net assets at beginning of period	252,119,610	256,508,339
Net assets at end of period (including undistributed net investment income of $588,708 and $465,804, respectively)	$ 251,503,802	$ 252,119,610
Other Information
Shares outstanding at beginning of period	33,996,171	33,996,171
Shares outstanding at end of period	33,996,171	33,996,171

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2004	2003	2002	2001[a]	2000
Selected Per Share Data
Net asset value, beginning of period	$ 7.42	$ 7.55	$ 7.32	$ 7.32	$ 7.14
Income (loss) from investment operations:
Net investment income[b]	.23	.23	.31	.36	.43
Net realized and unrealized gain (loss) on investment transactions	.05	(.01)	.39	.13	.29
Total from investment operations	.28	.22	.70	.49	.72
Less distributions from: Net investment income	(.30)	(.35)	(.47)	(.49)	(.54)
Net asset value, end of period	$ 7.40	$ 7.42	$ 7.55	$ 7.32	$ 7.32
Market value, end of period	$ 6.67	$ 6.79	$ 6.96	$ 6.97	$ 6.81
Total Return
Based on net asset value (%)[c,d]	4.30	3.42	10.18	7.25	11.32
Based on market value (%)[c,d]	2.73	2.66	6.67	9.73	14.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	252	252	257	249	249
Ratio of expenses before expense reductions (%)	.90[e]	.95	.90	.91	.93
Ratio of expenses after expense reductions (%)	.90[e]	.95	.90	.91	.92
Ratio of net investment income (%)	3.17	3.07	4.15	4.88	6.08
Portfolio turnover rate (%)	103	428	359	523	729

[a] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions prior to January 1, 2000 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 5.33% to 4.88%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[d] Reimbursement of $68,099 for losses incurred with certain portfolio transactions had no effect on total return.

[e] Effective October 1, 2004, the Fund's management fee was reduced from an annual rate of 0.80% to 0.60%. (See Note C in Notes to Financial Statements.)

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Intermediate Government & Agency Trust (the "Fund") (formerly known as Scudder Intermediate Government Trust) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $13,172,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2007 ($12,203,000) and December 31, 2012 ($969,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to post-October losses, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 145,251
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (13,172,000)
Unrealized appreciation (depreciation) on investments	$ (845,989)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2004	2003
Distributions from ordinary income*	$ 10,249,848	$ 12,068,641

* Included in the Fund's distributions from ordinary income during the years ended December 31, 2004 and December 31, 2003, is $698,105 and $1,502,587, respectively, in excess of investment company taxable income, which in accordance with the applicable US tax law, is taxable to shareholders as ordinary income distributions. For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default or purchased in default.

B. Purchases and Sales of Securities

During the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations) aggregated $135,637,364 and $141,705,734, respectively. Purchases and sales of US Treasury obligations aggregated $114,673,712 and $101,958,714, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.80% of average weekly net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as sub-advisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Effective October 1, 2004, the Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.60%. The annual effective rate was 0.75%.

The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Fund in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $96 and $81, respectively.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2004, the amount charged to the Fund by SISC aggregated $22,856, of which $6,012 is unpaid at December 31, 2004.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investment in the QP Trust.

D. Forward Foreign Currency Exchange Contracts

As of December 31, 2004, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	1,009,709	EUR	751,345	1/27/2005	11,740
USD	720,374	EUR	571,000	1/27/2005	55,898
EUR	280,000	USD	353,080	1/27/2005	27,579
USD	765,150	EUR	600,000	1/27/2005	50,547
USD	626,510	EUR	470,000	1/27/2005	12,453
USD	525,626	MXP	5,980,000	1/27/2005	8,286
Total unrealized appreciation					166,503
Contracts to Receive		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	5,612,000	USD	7,079,538	1/27/2005	(549,950)
EUR	427,000	USD	544,647	1/27/2005	(35,857)
EUR	150,360	USD	200,000	1/27/2005	(4,414)
MXP	5,101,400	USD	436,913	1/27/2005	(18,555)
MXP	7,312,175	USD	650,000	1/27/2005	(2,853)
MXP	11,037,544	USD	980,000	1/27/2005	(5,465)
Total unrealized depreciation					(617,094)
Currency Abbreviations:
EUR	Euro
MXP	Mexican Peso
USD	United States Dollar

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

F. US Government Agency Risk

Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the Fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the Fund itself.

G. Expense Reductions

For the year ended December 31, 2004, the Advisor agreed to reimburse the Fund $2,623, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2004, the Fund's custodian fees were reduced by $585 for custody credits earned.

H. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, its Trustees and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Fund independent Trustees against certain liabilities the independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the independent Trustees in connection with any Enforcement Actions or Private Litigation. The investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund's Board determines that the independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the independent Trustee to the Fund or its shareholders to which the independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the independent Trustee's duties as a trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Fund.

J. Payments Made by Affiliates

During the year ended December 31, 2004, the Advisor fully reimbursed the Fund $68,099 for losses incurred with certain portfolio transactions.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Scudder Intermediate Government & Agency Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Intermediate Government & Agency Trust, (formerly, Scudder Intermediate Government Trust) (the "Fund"), as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Intermediate Government & Agency Trust, at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 15, 2005
Tax Information (Unaudited)

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-294-4366.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of Scudder Intermediate Government & Agency Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distributions."

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to the Transfer Agent a check or money order, payable to the Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) The Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	86
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	86
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	86
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	86
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	86
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	86
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	86
William McClayton (1946) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	86
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983-present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).

* Inception date of the corporation which was the predecessor to the L.L.C.

		145
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	86
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	137
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Address: 280 Park Avenue, New York, New York

4 Address: 345 Park Avenue, New York, New York

5 Address: Two International Place, Boston, Massachusetts

6 Address: One South Street, Baltimore, Maryland

Additional Information

Proposal for Consideration at Annual Meeting

On January 28, 2005, the fund announced that a proposal to convert the fund from a closed-end investment company to an open-end investment company will be presented at the next annual meeting of shareholders of the fund. The next annual meeting is expected to be held in May 2005.

The fund's Agreement and Declaration of Trust requires the submission of such a proposal to shareholders if the average discount of its share price to net asset value exceeds 10% based on the last trading day in each week during the 12 calendar weeks preceding the beginning of each year. The requirement has been triggered for the year ending December 31, 2004.

The Board of Trustees of the fund is reviewing this matter and intends to provide a recommendation to shareholders.

Changes in Trustees and Officers

Effective December 30, 2004, the Board of Trustees increased the size of the Board and appointed William McClayton and Robert H. Wadsworth as Trustees of the fund. Fred B. Renwick retired from the Board of Trustees effective June 29, 2004 in connection with the fund's Annual Meeting of Shareholders.

On September 24, 2004, the Board of Trustees elected Julian F. Sluyters, who also serves as Chief Executive Officer of the fund, as President of the fund, replacing Brenda Lyons. The Board of Trustees also elected Paul H. Schubert as Chief Financial Officer of the fund, replacing Charles A. Rizzo who remains as Treasurer of the fund.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of August 12, 2004, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS, and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

Additional Information (continued)

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: www.CEF.Scudder.com Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KGT
CUSIP Number	811163-104

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2004, Scudder Intermediate Government
& Agency TrusT has adopted a code of ethics, as defined in Item 2 of Form
N-CSR, that applies to its Principal Executive Officer and Principal Financial
Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                 SCUDDER INTERMEDIATE GOVERNMENT & AGENCY TRUST
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
       Fiscal      Audit
        Year        Fees       Audit-Related    Tax Fees         All Other
       Ended       Billed      Fees Billed       Billed        Fees Billed
    December 31,  to Fund       to Fund         to Fund          to Fund
--------------------------------------------------------------------------------
2004              $32,432        $0             $5,723              $0
--------------------------------------------------------------------------------
2003              $32,852        $0             $7,231              $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                      Audit-Related           Tax Fees             All Other
        Fiscal      Fees Billed to           Billed to           Fees Billed
        Year           Adviser and           Adviser and        to Adviser and
        Ended        Affiliated Fund       Affiliated Fund      Affiliated Fund
      December 31,  Service Providers     Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                  $347,500                 $0                    $0
--------------------------------------------------------------------------------
2003                  $112,900                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                      Total
                                    Non-Audit
                                 Fees billed to        Total
                                   Adviser and        Non-Audit
                                 Affiliated Fund        Fees
                               Service Providers      billed to
                                 (engagements        Adviser and
                                related directly    Affiliated
                                    to the            Fund
                     Total     operations and        Service
                   Non-Audit      financial         Providers
                     Fees         reporting           (all
      Fiscal        Billed         of the             other         Total of
       Year        to Fund          Fund)          engagements      (A),(B)
      Ended
  December 31,       (A)            (B)                (C)          and (C)
--------------------------------------------------------------------------------
2004               $5,723           $0          $331,601          $337,324
--------------------------------------------------------------------------------
2003               $7,231           $0         $3,742,000        $3,749,231
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

E&Y  recently advised the Fund's Audit Committee that various E&Y member firms  provided  certain  non-audit  services  to  Deutsche  Bank  entities  and affiliates  (collectively,  the "DB entities")  between 2003 and 2005 that raise issues under the SEC auditor  independence rules. The DB entities are within the
"Investment  Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

First,  E&Y  advised the Audit  Committee that in connection  with providing permitted  expatriate  tax compliance  services for DB entities  during 2003 and
2004,  member firms in China and Japan  ("E&Y  China" and  "E&Y  Japan,"
respectively)  received  funds  from the DB  entities  that  went  into  E&Y
"representative  bank trust  accounts"  and were used to pay the foreign  income taxes of the expatriates.  E&Y has advised the Audit Committee that handling
those  funds  was  in  violation  of  Rule  2-01  of   Regulation   S-X.   (Rule
2-01(c)(4)(viii)  provides that an accountant's  independence is impaired if the accountant has custody of assets of the audit client.)

Second,  E&Y  advised the Audit  Committee that in connection with providing monthly  payroll  services to employees of certain DB entities  from May 2003 to
February 2005, a member firm in Chile ("E&Y  Chile") received funds from the
DB entities that went into an E&Y trust account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit  Committee  that handling those funds was in violation of Rule
2-01 of Regulation S-X.

Third,  E&Y  advised the Audit  Committee that in connection  with providing certain  services in  assisting a DB entity with  various  regulatory  reporting requirements,  a  member  firm in  France  ("E&Y  France")  entered  into an engagement with the DB entity that resulted in E&Y France staff  functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi)  provides that an  accountant's  independence is impaired if the accountant acts as an employee of an audit client.)

The Audit  Committee  was informed  that E&Y  China  received  approximately
$1,500,  E&Y Japan received  approximately  $41,000,  E&Y Chile received approximately $12,000 and E&Y France received approximately $100,000 for the services they provided to the DB entities.  E&Y  advised the Audit Committee that it conducted an internal  review of the situation  and, in view of the fact that similar  expatriate  tax  compliance  services were provided to a number of
E&Y audit clients  unrelated to DB or the Fund,  E&Y has advised the SEC and the PCAOB of the  independence  issues arising from those services.  E&Y advised the Audit Committee that E&Y  believes its  independence as auditors for the Fund was not impaired  during the period the services were provided.  In reaching this conclusion, E&Y noted a number of factors, including that none of the E&Y personnel who provided the non-audit  services to the DB entities were  involved  in the  provision  of audit  services  to the Fund,  the E&Y professionals  responsible  for the  Fund's  audits  were not aware  that  these non-audit services took place, and that the fees charged were not significant to
E&Y  overall  or to the fees  charged  to the  Investment  Company  Complex.
E&Y also noted that E&Y  China,  E&Y  Japan and E&Y Chile are no longer providing these services and that the E&Y France  engagement has been restructured.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934,
as amended. The registrant's audit committee consists of Donald L.
Dunaway(Chairman), Robert B. Hoffman, Lewis A. Burnham, and William McClayton.

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting  responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted  consistent with the
Fund's best  economic  interests.  The advisor has adopted its own Proxy  Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this  purpose.  The  Policies  address,  among other  things,  conflicts  of interest that may arise between the interests of the Fund,  and the interests of the advisor and its affiliates,  including the Fund's principal underwriter. The
Guidelines set forth the advisor's general position on various  proposals,  such as:

          o    Shareholder   Rights  --  The  advisor  generally  votes  against
               proposals that restrict shareholder rights.

          o    Corporate   Governance  --  The  advisor   generally   votes  for
               confidential  and  cumulative  voting and  against  supermajority voting requirements for charter and bylaw amendments.

          o    Anti-Takeover   Matters  --  The  advisor   generally  votes  for
               proposals that require  shareholder  ratification of poison pills or  that  request  boards  to  redeem  poison  pills,  and  votes
               "against"  the adoption of poison pills if they are submitted for shareholder  ratification.  The advisor  generally votes for fair price proposals.

          o    Routine   Matters  --  The  advisor   generally   votes  for  the
               ratification  of  auditors,  procedural  matters  related  to the annual meeting,  and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment  companies in accordance with the  recommendations  of an  independent  third-party,  except for  proxies solicited by or with respect to investment companies for which the advisor or an affiliate  serves as investment  advisor or principal  underwriter  ("affiliated investment companies").  The advisor votes affiliated investment company proxies
in  the  same  proportion  as  the  vote  of  the  investment   company's  other
shareholders  (sometimes called "mirror" or "echo" voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the  Guidelines  set forth the advisor's  general  voting  positions on various proposals,  the advisor may,  consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The  Guidelines  on a  particular  issue  may or may  not  reflect  the  view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual  practices of  the  public  companies  within  the  Deutsche  Bank  organization  or of the investment  companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The  advisor  may  consider  the views of a portfolio  company's  management  in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances,  votes proxies in accordance with its Guidelines.  If the advisor departs  from  the  Guidelines  with  respect  to a  particular  proxy or if the
Guidelines do not specifically  address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy,  however,  the  advisor's  conflicts  review  committee  will  conduct an investigation to determine whether any potential  conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines  that the advisor has a material  conflict  of  interest,  or certain individuals on the proxy voting committee

should be recused from  participating in a particular proxy vote, it will inform the  proxy  voting  committee.  If  notified  that the  advisor  has a  material conflict,  or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting  recommendations  of an  independent  third party. Under certain circumstances,  the advisor may not be able to vote proxies or the advisor may find that the expected  economic  costs from voting  outweigh the  benefits  associated  with voting.  For  example,  the advisor may not vote proxies on certain foreign securities due to local restrictions or customs.  The advisor generally does not vote proxies on securities  subject to share blocking restrictions.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

--------------------------------------------------------------------------------
                                       (a)                  (b)
                                       Total Number of      Average Price Paid
Period                                 Shares Purchased     per Share

--------------------------------------------------------------------------------

January 1 through January 31, 2004       0                         $0
February 1 through February 29, 2004     0                         $0
March 1 through March 31, 2004           0                         $0
April 1 through April 30, 2004           0                         $0
May 1 through May 31, 2004               0                         $0
June 1 through June 30, 2004             0                         $0
July 1 through July 31, 2004             0                         $0
August 1 through August 31, 2004         0                         $0
September 1 through September 30, 2004   0                         $0
October 1 through October 31, 2004       0                         $0
November 1 through November 30, 2004     0                         $0
December 1 through December 31, 2004     0                         $0

--------------------------------------------------------------------------------
Total                                    0                         $0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                        Total Number          Maximum Number of
                                        of Shares             Shares that
                                        Purchased as          May Yet Be
Period                                  Part of Publicly      Purchased
                                        Announced             Under the
                                        Plans or Programs     Plans or Programs
--------------------------------------------------------------------------------

January 1 through January 31, 2004           n/a                     n/a
February 1 through February 29, 2004         n/a                     n/a
March 1 through March 31, 2004               n/a                     n/a
April 1 through April 30, 2004               n/a                     n/a
May 1 through May 31, 2004                   n/a                     n/a
June 1 through June 30, 2004                 n/a                     n/a
July 1 through July 31, 2004                 n/a                     n/a
August 1 through August 31, 2004             n/a                     n/a
September 1 through September 30, 2004       n/a                     n/a
October 1 through October 31, 2004           n/a                     n/a
November 1 through November 30, 2004         n/a                     n/a
December 1 through December 31, 2004         n/a                     n/a

--------------------------------------------------------------------------------
Total                                        n/a                     n/a
--------------------------------------------------------------------------------

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Intermediate Government &
                                    Agency Trust

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Intermediate Government &
                                     Agency Trust

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005